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                                                                    Exhibit 10.2

Portions of this exhibit have been omitted pursuant to a request for confidential treatment. The omitted text has been marked with a triple asterisk (`***') and has been filed separately with the Securities and Exchange Commission.

                                 Amendment No. 6

                       TO THE A330/A340 PURCHASE AGREEMENT

                          dated as of November 24, 1998

                                     between

                                 AVSA, S.A.R.L.,

                                       and

                             US AIRWAYS GROUP, INC.

This Amendment No. 6 (hereinafter referred to as the "Amendment") entered into as of March 29, 2003, by and between AVSA, S.A.R.L., a societe a responsabilite limitee organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond Point Maurice Bellonte, 31700 Blagnac, FRANCE (hereinafter referred to as the "Seller"), and US Airways Group, Inc., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its executive offices located at 2345 Crystal Drive, Arlington, VA 22227, U.S.A. (hereinafter referred to as the "Buyer");

WITNESSETH:

WHEREAS, the Buyer and the Seller entered into an Airbus A330/A340 Purchase Agreement, dated as of November 24, 1998, relating to the sale by the Seller and the purchase by the Buyer of certain Airbus A330 and A340 model aircraft (the "Aircraft"), which agreement, together with all Exhibits, Appendices and Letter Agreements attached thereto and as amended by Amendment No.1 dated as of March 23, 2000, Amendment No. 2 dated as of June 29, 2000, Amendment No. 3 dated as of November 27, 2000, Amendment No. 4 dated as of September 20, 2001, Amendment No. 5 dated as of July 17, 2002 and as the same is hereby amended, is hereinafter called the "Agreement".

         WHEREAS, the Buyer agrees to purchase and the Seller agrees to sell nine (9) A330-200 aircraft and the Buyer and the Seller agree to amend certain provisions of the Agreement.

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         NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

         Capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. The terms "herein," "hereof," and hereunder and words of similar import refer to this Amendment.

1.       DEFINITIONS

         The definition of A330-200 Aircraft is deleted and replaced with the following:

         QUOTE

         A330-200 Aircraft - any or all of the Firm A330-200 Aircraft, Reconfirmable A330-200 Aircraft, Additional Aircraft that the Buyer selects as A330-200 aircraft, Aircraft that the Buyer converts into A330-200 aircraft and Additional A330-200 Aircraft to be purchased by the Seller and sold to the Buyer pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon delivery.

         UNQUOTE

2.       SALE AND PURCHASE

         The Seller will hereby cause to be manufactured and will sell and deliver and the Buyer will hereby buy and take delivery of nine (9) A330-200 Aircraft in addition to the Aircraft on order as of the date of Amendment No. 5 of the Agreement (the "Additional A330-200 Aircraft"). The Additional A330-200 Aircraft will be subject to the same terms and conditions as Firm A330-200 Aircraft.

3.       TERMINATION

         The provisions of Clause 21.1.1 (6) are hereby deleted and replaced with the following:

         QUOTE

         (6) The Buyer is in default of its obligation to make any Predelivery Payment of this Agreement *** following the Seller's written notice to the Buyer to cure such default.

         UNQUOTE

4.       CONVERSION

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

         Pursuant to Subparagraph 1.1 of Letter Agreement No. 4 of the Agreement, the Buyer exercises its right to convert the firm order for one (1) A330-300 Aircraft into one (1) A330-200 Aircraft, identified as Aircraft No. 10 in the schedule set forth in below in Paragraph 5.

5.       DELIVERY

5.1 As a result of the firm order described in Paragraph 2 and the conversion described in Paragraph 4, the delivery schedule set forth in Subclause 9.1.1 of the Agreement as amended from time to time is hereby deleted and replaced with the following:

         QUOTE

         ***


6.       PAYMENTS

         The Buyer and the Seller agree that ***.

7.       EFFECT OF AMENDMENT

         The provisions of this Amendment are binding on both parties upon execution hereof. The Agreement will be deemed to be amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

         Both parties agree that this Amendment will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Amendment will be governed by the provisions of said Agreement, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

8.       ASSIGNMENT

         This Amendment and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 8 will be void and of no force or effect. Notwithstanding the preceding sentence, the terms of Subclause 19.3 and 19.4 of the Agreement will apply to this Amendment only to the extent this Amendment addresses matters that may be assigned in such Subclauses, and the terms of Subclause 19.5 and
         19.6 of the Agreement will apply to this entire Amendment.

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

9.       GOVERNING LAW

         THIS AMENDMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE PERFORMANCE OF THIS AMENDMENT WILL BE DETERMINED ALSO IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         THE PARTIES HEREBY ALSO AGREE THAT THE UNITED NATIONS CONVENTION ON THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS TRANSACTION.

10.      COURT APPROVAL

         The parties acknowledge and agree that the effectiveness of this Amendment, including, for the avoidance of doubt, any letter agreements hereto, is subject to and expressly conditioned upon assumption of the A330/A340 Purchase Agreement as amended pursuant to the First Amended Joint Plan of Reorganization of US Airways Group, Inc. and its Affiliated Debtors and Debtors-in-Possession, as modified (the "Plan"), which Plan was confirmed by the United States Bankruptcy Court for the Eastern District of Virginia (the "Court") in the pending bankruptcy proceedings of US Airways Group, Inc. et al, as debtors (Case No. 02-83984-SSM) on March 18, 2003, which assumption shall occur as of the Effective Date of the Plan.

11.      COUNTERPARTS

         This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

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

         If the foregoing correctly sets forth our understanding, please execute this Amendment in the space provided below, whereupon, as of the date first above written, this Amendment will constitute part of the Agreement.

         Agreed and accepted                   Yours sincerely,

         US AIRWAYS GROUP, INC.                AVSA, S.A.R.L.





         By: /s/ Jeffery A. McDougle           By:  /s/ Marie-Pierre Merle-Beral


         Its: Vice President-Finance           Its:   Chief Executive Officer
              and Treasurer


                                      5/5

Portions of this exhibit have been omitted pursuant to a request for confidential treatment. The omitted text has been marked with a triple asterisk (`***') and has been filed separately with the Securities and Exchange Commission.

                             LETTER AGREEMENT NO. 1

                     To Amendment No. 6 dated March 29, 2003



US Airways Group, Inc.
2345 Crystal Drive
Arlington, VA 22227

Re: Miscellaneous

Ladies and Gentlemen:

US Airways Group, Inc. (the "Buyer"), and AVSA, S.A.R.L. (the "Seller"), have entered into Amendment No. 6, dated as of even date herewith (the "Amendment"), to the Airbus A330/A340 Purchase Agreement dated as of November 24, 1998 as amended from time to time (the "Agreement"), which Agreement covers among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 1 to the Amendment (the "Letter Agreement") certain additional terms and conditions regarding the purchase and sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Amendment, that the provisions of said Amendment are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement, the Amendment and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1.       CONVERSION RIGHTS

         In addition to the conversion rights described in Letter Agreement No. 4 to the Agreement, subject to the Manufacturer developing and launching the industrial program for the A330-500 aircraft, the Buyer may convert its order for any A330-200 Aircraft into an A330-500 aircraft. The Buyer may convert any such A330-200 Aircraft into A330-500 aircraft by notifying the Seller at least *** before the scheduled delivery month of the A330-200 Aircraft so converted. The Seller and Buyer hereby agree that the Buyer's Conversion Right pursuant to Paragraph 1 of Letter Agreement 4 to the Agreement is applicable to each of the ten (10) A330-200 Aircraft on firm order as of the date hereof, except that none of such Aircraft may be converted to A340-200 Aircraft.

2.       PAYMENTS

         In consideration of Seller's agreement to enter into this Amendment, in lieu of the Predelivery Payment schedule pursuant to Clauses 6.2.2.1 or
         6.2.2.2 of the Agreement, the Buyer will pay to the Seller all the amounts set forth in Exhibit A to this Letter Agreement, each of which such amounts is deemed a Predelivery Payment payable by the Buyer to the Seller. ***

3.       ADDITIONAL AIRCRAFT

         The Buyer and the Seller agree to reduce by ten (10) the number of Additional Aircraft pursuant to the Agreement, leaving a balance of ten
         (10) Additional Aircraft. The Buyer and the Seller have no further rights and obligations with respect to such reduced ten (10) Additional Aircraft which are hereby cancelled.

4.       TRAINING

         The Buyer and the Seller agree that the flight crew transition training pursuant to Subclause 16.3.1.1 of the Agreement in respect of the remaining Aircraft on firm order as of the date hereof ***.

5.       ***

5.1      ***

5.2 The Buyer may at any time request from the Seller, and the Seller will provide to the Buyer as soon as possible, confirmation of the then prevailing Airbus catalogue price of any standard airframe which is the subject of this Agreement.

6.       ***

         ***

 7.      ***

 8.      ***

 9.      ASSIGNMENT

         This Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 8 will be void and of no force or effect. Notwithstanding the preceding sentence, the terms of Subclauses 19.3 and 19.4 of the Agreement will apply to this Letter Agreement only to the extent this Letter Agreement addresses matters that may be assigned in such Subclauses, and the terms of Subclauses 19.5 and 19.6 of the Agreement will apply to this entire Letter Agreement.

10.      COUNTERPARTS

         This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

         If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

                                              Very truly yours,

                                              AVSA, S.A.R.L.


                                              By:   /s/ Marie-Pierre Merle-Beral

                                              Its:  Chief Executive Officer

                                              Date: March 29, 2003

Accepted and Agreed

US Airways Group, Inc.

By:   /s/ Jeffery A. McDougle

Its:  Vice President-Finance and Treasurer

Date: March 29, 2003


                       Exhibit A to Letter Agreement No. 1
                     To Amendment No. 6 dated March 29, 2003

Portions of this exhibit have been omitted pursuant to a request for confidential treatment. The omitted text has been marked with a triple asterisk (`***') and has been filed separately with the Securities and Exchange Commission.

                             LETTER AGREEMENT NO. 2

                     To Amendment No. 6 dated March 29, 2003

US Airways Group, Inc.
2345 Crystal Drive
Arlington, VA 22227

Re: ***

Ladies and Gentlemen:

US Airways Group, Inc. (the "Buyer"), and AVSA, S.A.R.L. (the "Seller"), have entered into Amendment No. 6, dated as of even date herewith (the "Amendment"), to the Airbus A330/A340 Purchase Agreement dated as of November 24, 1998 as amended from time to time (the "Agreement"), which Agreement covers among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in the said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 2 to the Amendment (the "Letter Agreement") certain additional terms and conditions regarding the purchase and sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Amendment, that the provisions of said Amendment are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement, the Amendment and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1.       ***

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1.1      ***

1.2      ***

1.3      ***

2.       ***

         ***

3.       ASSIGNMENT

         This Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 3 will be void and of no force or effect. Notwithstanding the preceding sentence, the terms of Subclauses 19.3 and 19.4 of the Agreement will apply to this Letter Agreement only to the extent this Letter Agreement addresses matters that may be assigned in such Subclauses, and the terms of Subclauses 19.5 and 19.6 of the Agreement will apply to this entire Letter Agreement.

4.       COUNTERPARTS

         This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

                                      2/3

         If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

                                              Very truly yours,

                                              AVSA, S.A.R.L.


                                              By:   /s/ Marie-Pierre Merle-Beral

                                              Its:  Chief Executive Officer

                                              Date: March 29, 2003

         Accepted and Agreed

         US Airways Group, Inc.



         By:   /s/ Jeffery A. McDougle

         Its:  Vice President-Finance and Treasurer

         Date: March 29, 2003

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